Exhibit 99.1

JOINT WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

AND

MAJORITY CONSENTING STOCKHOLDERS

OF

LEPOTA INC.

The undersigned, being the sole member of the Board of Directors of Lepota, Inc., a Nevada corporation (the “Corporation”), acting by written consent pursuant to NRS 78.315, and the holders of a majority of the outstanding voting shares of the Corporation’s common stock, par value $0.001 (the “Common Stock”) acting by written consent pursuant to NRS 78.320 (the “Majority Consenting Stockholders”) do hereby adopt the following resolutions as of this 7th day of September 2020 (the “Joint Written Consent”).

WHEREAS, the Board of Directors of the Corporation deems it in the best interest of the Corporation and its stockholders to change the name of the Corporation to Mu Yan Technology Group Co., Limited (the “Name Change”);

WHEREAS, the Name Change requires the filing of Articles of Amendment to the Corporation’s Articles of Incorporation with the State of Nevada (the “Amendment”);

WHEREAS, the Amendment requires the approval of the holders of at least a majority of the outstanding voting shares of the Corporation, which, based on 307,430,000 shares of Common Stock issued, outstanding, and entitled to vote as of the record date for these actions, would equal a minimum of 153,715,001 shares of Common Stock;

WHEREAS, in conjunction with the Name Change, the Board of Directors of the Corporation believes that it is appropriate and in the best interest of the Corporation’s stockholders to change the Corporation’s trading symbol to MYTG or such other symbol as the officers of the Corporation determine (the “Symbol Change”); and

WHEREAS, the Board of Directors of the Corporation desires to approve the Name Change and the Symbol Change and has submitted the Amendment, in the form attached hereto as Exhibit A, to the stockholders of the Corporation for their approval.

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the change of the name of the Corporation to Mu Yan Technology Group Co., Limited (the “Name Change”) and the Articles of Amendment to the Corporation’s Articles of Incorporation, substantially in the form attached hereto as Exhibit A, (the “Amendment”) are hereby ratified, confirmed, and approved; and

FURTHER RESOLVED, that the change of the Corporation’s trading symbol to MYTG or such other symbol as the officers in their sole discretion shall select (the “Symbol Change”);

FURTHER RESOLVED, that, subject to the approval of the Amendment by the Majority Consenting Stockholders, the proper officers of the Corporation are hereby authorized, empowered, and directed to take such action as is necessary to effect the Symbol Change; and

FURTHER RESOLVED, that, subject to the approval of the Amendment by the Majority Consenting Stockholders, the proper officers of the Corporation are hereby authorized, empowered, and directed to file: (i) the Amendment with the State of Nevada to approve the Name Change, and (ii) an application with FINRA with respect to the Amendment and the Symbol Change; and

FURTHER RESOLVED, that this Joint Written Consent of the Board of Directors and Majority Consenting Stockholders shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the Majority Consenting Stockholders of this Corporation; and

FURTHER RESOLVED, that this Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document, all counterparts of which shall be construed together and shall constitute a single Joint Written Consent; and

FURTHER RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Corporation.

By their signatures below, the Sole Director and the Majority Consenting Stockholders do hereby consent to and approve these resolutions effective as of the date first above written.

LEPOTA INC.

By its Board of Directors:

/s/ ZHAO Lixin
Name:	ZHAO Lixin, Sole Director

Name of Majority Consenting Stockholders	Number of Voting Shares

/s/ ZHAO Lixin
ZHAO Lixin	4,000,000%

/s/ SUN Chenchen
SUN Chenchen	150,000

/s/FENG Wanning
FENG Wanning	348,570

Winning Match International Co., Ltd	75,000,000

By: /s/ Lijung Zhang
Print Name of Managing Director

/s/ WANG Zhen
Wang Zhen	60,000,000

Mega Champion Holdings Co., Ltd	90,000,000

By: /s/ Yating Quian
Print Name of Managing Director

Praise Sheen Co., Ltd	75,000,000

By: /s/ Hai Chi
Print Name of Managing Director

Total	304,498,570 99	%(1)

(1) Based on 307,430,000 shares of Common Stock issued, outstanding, and entitled to vote as of the date of these actions.

Dated: September 7, 2020